Execution


                       RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of January, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and OPTION ONE MORTGAGE CORPORATION, a California Corporation ("the Servicer"), recites and provides as follows:

                                   RECITALS

         WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to First Union National Bank, a national banking association, as trustee (the "Trustee") under a trust agreement dated as of January 1, 2000 (the "Trust Agreement"), among the Trustee, Norwest Bank Minnesota, National Association, as master servicer ("Norwest," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, multiple classes of certificates (the "Certificates"), including the Class X Certificate, will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof (together with any successor in interest thereto and any permitted assignee or transferee thereof, the "Directing Holder") is expected to be the initial registered holder of the Class X Certificate.

         WHEREAS, Lehman Capital desires that the Servicer service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Directing Holder and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of January 1, 2000, Lehman Brothers Bank, FSB ("Bank") has assigned all of its right, title and interest under that Seller's Warranties and Servicing Agreement, dated as of September 1, 1999, between Bank and Servicer (the "9/1/99 SWSA") to Lehman Capital.

         WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Seller's Warranties and Servicing Agreement, dated June 23, 1999 (Conventional Residential Adjustable and Fixed Rate Mortgage Loans), Group No. 1999 LB/00I (the "6/23/99 SWSA") shall apply to the Serviced Mortgage Loans only to the extent provided by this Reconstituted Servicing Agreement for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, Norwest and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement.

         WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer and the Directing Holder is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the 6/23/99 SWSA between Lehman Capital and the Servicer incorporated by reference herein, shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Merger. For administrative convenience, the Servicer and Lehman Capital hereby agree that the servicing of those Serviced Mortgage Loans currently serviced under the 9/1/99 SWSA shall be transferred to the 6/23/99 SWSA as reconstituted by this Reconstituted Servicing Agreement.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the 6/23/99 SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the 6/23/99 SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the trust fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the "Purchaser" (as defined in the 6/23/99 SWSA) to enforce the obligations of the Servicer under the 6/23/99 SWSA and the term "Purchaser" as used in the 6/23/99 SWSA shall refer to the Master Servicer or the Trustee as the context requires. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X of the 6/23/99 SWSA.

         5. No Representations. Other than those representations and warranties made by the Servicer in Article III of the 6/23/99 SWSA, neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         6. Notices. All notices and communications between or among the parties hereto or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         7. Governing Law. THIS SERVICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         9. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a "Reconstitution Agreement", and that the date hereof is the "Reconstitution Date", each as defined in the SWSA.

         10. Notices and Remittances to the Master Servicer and Trustee. All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Norwest Bank Minnesota, National Association
                  11000 Broken Land Parkway
                  Columbia, Maryland  21044
                  Attn:  Master Servicing Department, ARC 2000-BC1

         All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

                  Norwest Bank Minnesota, National Association
                  Minneapolis, Minnesota
                  ABA#:  091-000-019
                  Account Name:  Corporate Trust Clearing
                  Account Number:  3970771416
                  For further credit to:  # 13633800 ARC 2000-BC1

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  First Union National Bank
                  401 S. Tryon Street _NC.1179
                  Charlotte, North Carolina  28288-1174
                  Attention:  Structured Finance Trust Services
                  Telephone:  (704) 383-9468
                  Facsimile:  (704) 383-6039

         11. Errors and Omissions Insurance. The Servicer shall keep in force during the term of this Agreement a fidelity bond and a policy or policies of insurance covering errors and omissions in the performance of the Servicer's obligations under this Agreement. Such fidelity bond and policy or policies shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a FNMA or FHLMC seller-servicer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish to the Master Servicer a copy of each such bond and insurance policy upon receipt thereof by the Servicer.

         Executed as of the day and year first above written.

                                       LEHMAN CAPITAL, A DIVISION OF
                                         LEHMAN BROTHERS HOLDINGS INC.



                                    By:   /s/ Stanley Labanowski
                                       ---------------------------------------
                                         Name:   Stanley Labanowski
                                         Title:  Vice President


                                    OPTION ONE MORTGAGE CORPORATION



                                    By:   /s/ William L. O'Neill
                                       ---------------------------------------
                                         Name:   William L. O'Neill
                                         Title:  Senior Vice President

                                   EXHIBIT A

                           Modifications to the SWSA


1. The definition of "Monthly Advance" in Article I is hereby amended by replacing the words "immediately preceding Determination Date" in clause
     (ii) thereof with the words "on such Remittance Date".

2. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

          Custodial Agreement: The custodial agreement relating to the custody of the Serviced Mortgage Loans among (i) U.S. Bank Trust National Association, as Custodian, the Trustee and Structured Asset Securities Corporation (the "Depositor").

3. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended by amending the parenthetical in the fourth line thereof to read as follows:

          "(net of related Servicing Fee for Principal Prepayments in full only)".

4. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

          Custodian: U.S. Bank Trust National Association.


5. The definition of "Prepayment Interest Shortfall Amount" is hereby amended by (i) inserting the words "or in part" between the words "full" and "during" in the second line thereof.

6. The definition of "Qualified Depository" in Article I is hereby amended in its entirety to read as follows:

          Qualified Depository: Either (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA or better by S&P, Duff & Phelps, Moody's or Fitch or (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by either of Fitch or Duff & Phelps and S&P or Moody's.

7. Section 4.04 (Establishment of and Deposit to Custodial Account) is hereby amended as follows:

          (a) the words "in trust for the Purchaser of Conventional Residential Adjustable and Fixed Rate Mortgage Loans, Group No. 1999 LB/00I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for Norwest Bank Minnesota, National Association, as Master Servicer for ARC 2000-BC1 Trust".

          (b) by deleting the word "and" at the end of clause (ix), by removing the period from the end of clause (x) and replacing it with a semi-colon followed by the word "and", and by adding a new clause (xi) to read as follows:

                    (xi) the amount of any Prepayment Interest Shortfall
                         Amount required to be paid by the Servicer pursuant to Section 7.04.

8. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

          (a) by deleting the word "and" at the end of clause (vi), by removing the period from the end of clause (vii) and replacing it with a semi-colon followed by the word "and", and by adding a new clause (viii) to read as follows:

                    to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 7.03, it being understood that in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund.

9. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser of Conventional Residential Adjustable and Fixed Rate Mortgage Loans, Group No. 1999 LB/00I" in the fourth, fifth and sixth line of the first sentence of the first paragraph, and replacing it with the following:

               "in trust for Norwest Bank, Minnesota, National Association, as Master Servicer for the ARC 2000-BC1 Trust".

10. Section 5.01 (Remittances) is hereby amended by inserting the following parenthetical between the words "amounts" and "deposited" in the first paragraph of such section:

              "(on a scheduled/scheduled basis)"

11. Section 5.02 (Statements to Purchaser) is hereby amended by (i) replacing the words "Remittance Date" in the first line thereof with the words "10th calendar day" (or if such 10th calendar day is not a Business Day, the next succeeding Business Day) and (ii) inserting the following sentence immediately following the first sentence in the first paragraph of such Section:

               "Such Monthly Remittance Advice shall also include on a cumulative and aggregate basis (i) the amount of claims filed,
               (ii) the amount of any claim payments made and (iii) the amount of claims denied with respect to those Serviced Mortgage Loans covered by the loan-level primary mortgage insurance policies provided by MGIC and PMI Mortgage Insurance Co. or any other provider of primary mortgage insurance purchased by the Trust (collectively, the "PMI Policies").

12. The first three sentences of Section 11.02 (Termination Without Cause) are hereby deleted and replaced with the following:

          At the sole discretion of the Directing Holder, the Directing Holder may terminate the rights and obligations of the Servicer under this Agreement. Any such termination shall be with 30 days' prior notice, in writing and delivered to the Trustee, the Master Servicer and the Servicer by registered mail as provided in Section 12.05. The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to the foregoing sentences of this Section 11.02. The termination fee to be paid by the Directing Holder for the termination of servicing without cause pursuant to this Section 11.02 shall be 1.25% of the outstanding principal balance of the Mortgage Loans for which servicing is being terminated.

13. A new Section 12.12 (Intended Third Party Beneficiaries) is added to the SWSA to read as follows:

          Section 12.12  Intended Third Party Beneficiaries.


          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Directing Holder receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Directing Holder as if they were parties to this Agreement, and the Master Servicer and the Directing Holder shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

14. The parties hereby agree that all definitions in Article I and the provisions of Section 11.02 of the SWSA relating to the transfer of Distressed Mortgage Loans to a successor Special Servicer shall not apply to this Agreement.